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                                                                  EXHIBIT 10.115





                      ONYX ACCEPTANCE FINANCIAL CORPORATION





                           --------------------------


                                     SECOND


                              AMENDED AND RESTATED


                          TRIPLE-A ONE CREDIT AGREEMENT





                          dated as of November 30, 2001





                          ----------------------------





                        TRIPLE-A ONE FUNDING CORPORATION


                         CAPMAC FINANCIAL SERVICES, INC.


                      CAPITAL MARKETS ASSURANCE CORPORATION


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                                TABLE OF CONTENTS

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                                                                                          Page
                                                                                          ----
SECTION 1.  DEFINITIONS......................................................................2

        1.1 Defined Terms....................................................................2

SECTION 2.  AMOUNT AND TERMS OF TRIPLE-A ONE COMMITMENT......................................2

        2.1  Triple-A One Commitment.........................................................2
        2.2. Triple-A One Note...............................................................3
        2.3. Availability of Borrowings......................................................3
        2.4. Mandatory and Optional Prepayments..............................................3
        2.5. Interest........................................................................4
        2.6. Proceeds........................................................................4
        2.7. Collection Account..............................................................4
        2.8. Reduction of Triple-A One Commitment............................................5
        2.9. Taxes...........................................................................5

SECTION 3.  REPRESENTATIONS AND WARRANTIES...................................................6

        3.1. Representations and Warranties of Finco.........................................6

SECTION 4. CONDITIONS PRECEDENT.............................................................10

        4.1. Conditions to Effectiveness....................................................10
        4.2. Conditions to Each Triple-A One Loan...........................................12
        4.3. Conditions to Release of Proceeds of Triple-A One Loans from Disbursement
               Sub-Account..................................................................13

SECTION 5.  AFFIRMATIVE COVENANTS...........................................................15

        5.1. Financial Statements...........................................................15
        5.2. Certificates; Other Information................................................15
        5.3. Payment of Obligations.........................................................16
        5.4. Conduct of Business and Maintenance of Existence...............................16
        5.5. Maintenance of Property; Insurance.............................................16
        5.6. Inspection of Property; Files, Books and Records; Discussions..................16
        5.7. Notices........................................................................16
        5.8. Delivery of Other Reports......................................................17
        5.9. Annual Certificate.............................................................17
        5.10. Further Assurances............................................................17
        5.11. Independent Director..........................................................17
        5.12. Instructions to Obligors......................................................18
        5.13. Cooperation in Making Calculations............................................18
        5.14  Interest Rate Hedge Mechanisms................................................18
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
5.15.   Contract Files......................................................................18
5.16.   Separate Existence..................................................................19


SECTION 6.  NEGATIVE COVENANTS..............................................................20

        6.1. Limitation on Debt.............................................................20
        6.2. Limitation on Liens............................................................20
        6.3. Limitation on Fundamental Changes..............................................20
        6.4. Limitation on Sale of Assets...................................................20
        6.5. Purchased Contracts............................................................20
        6.6. Limitation on Dividends........................................................21
        6.7. Limitation on Capital Expenditures.............................................21
        6.8. Limitation on Investments, Loans and Advances..................................21
        6.9. Transactions with Affiliates...................................................21
        6.10. Sale and Leaseback............................................................21
        6.11. Corporate Documents...........................................................22
        6.12. Capital Stock.................................................................22
        6.13. Fiscal Year...................................................................22
        6.14. Limitation on Negative Pledge Clauses.........................................22
        6.15. Activities of Finco...........................................................22
        6.16. Agreements....................................................................22
        6.17. Bank Accounts.................................................................23
        6.18. Successor Servicer............................................................23
        6.19. Servicing of Contracts........................................................23
        6.20. Prohibitions Regarding Subordinated Note......................................23
        6.21. Lock-Box Banks................................................................23
        6.22. Contract Files................................................................23

SECTION 7.  WIND-DOWN EVENTS; REMEDIES......................................................23


SECTION 8.  INVESTMENT MANAGEMENT...........................................................24

        8.1. Directions to Triple-A One.....................................................24
        8.2 Permitted Investments...........................................................24
        8.3 Conditions......................................................................24

SECTION 9.  THE PROGRAM MANAGER.............................................................25


SECTION 10.  MISCELLANEOUS..................................................................26

        10.1 Amendments and Waivers.........................................................26
        10.2 Notices........................................................................26
        10.3. No Waiver; Cumulative Remedies................................................27
        10.4. Survival of Representations and Warranties....................................28
        10.5. Payment of Expenses and Taxes.................................................28
        10.6.  Successors and Assigns; Participations.......................................29
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                                       ii
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
        10.7. Termination...................................................................31
        10.8 Counterparts...................................................................31
        10.9. Severability..................................................................31
        10.10. Integration..................................................................31
        10.11. Governing Law................................................................31
        10.12. Submission To Jurisdiction; Waivers..........................................31
        10.13. Acknowledgments..............................................................32
        10.14. Waiver Of Jury Trial.........................................................32
        10.15. No Bankruptcy Petition Against Triple-A One..................................32
        10.16. Triple-A One's Credit Decision...............................................33
        10.17 Confidentiality...............................................................33

        EXHIBITS

        EXHIBIT A  -   DEFINITIONS LIST

        EXHIBIT B  -   FORM OF TRIPLE-A ONE NOTE

        EXHIBIT C  -   NOTICE OF BORROWING

        EXHIBIT D  -   TRIPLE-A ONE SECURITY AGREEMENT

        EXHIBIT E  -   FORM OF OFFICER'S CERTIFICATE OF FINCO

        EXHIBIT F  -   FORM OF LOCK-BOX AGREEMENT

        EXHIBIT G  -   [RESERVED]

        EXHIBIT H  -   FORM OF INTEREST RATE HEDGE ASSIGNMENT
                       ACKNOWLEDGMENT
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                                      iii

                                     SECOND

                              AMENDED AND RESTATED

                          TRIPLE-A ONE CREDIT AGREEMENT

        SECOND AMENDED AND RESTATED TRIPLE-A ONE CREDIT AGREEMENT, dated as of November 30, 2001 (the "Triple-A One Credit Agreement" or this "Agreement"), among ONYX ACCEPTANCE FINANCIAL CORPORATION, a Delaware corporation ("Finco"), TRIPLE-A ONE FUNDING CORPORATION, a Delaware corporation ("Triple-A One") and CAPMAC FINANCIAL SERVICES, INC., a Delaware corporation ("CapMAC Financial Services"), as Program Manager (in such capacity, the "Program Manager") and CAPITAL MARKETS ASSURANCE CORPORATION, a New York stock insurance company ("CapMAC") as Collateral Agent (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

        WHEREAS, pursuant to the Sale Agreement, Finco purchases certain Contracts from time to time from Onyx Acceptance Corporation, a Delaware corporation (the "Seller") and the Seller acts as Servicer of the Purchased Contracts;

        WHEREAS, Finco from time to time requests that Triple-A One make Triple-A One Loans to Finco, the proceeds of which are used to purchase Contracts from the Seller in accordance with the terms of the Sale Agreement;

        WHEREAS, as collateral security for its obligations under this Triple-A One Credit Agreement, Finco has collaterally assigned the Purchased Contracts, its rights under the Sale Agreement, all of its right, title, interest in and to the Lock-Boxes and the Collection Account to the Collateral Agent for the benefit of the holders of the Obligations pursuant to the Triple-A One Security Agreement;

        WHEREAS, Triple-A One funds such loans by (a) the issuance of Commercial Paper or (b) if Triple-A One is unable for any reason to issue Commercial Paper, by borrowing under the Liquidity Agreement;

        WHEREAS, MBIA Insurance Corporation (the "Surety Provider"), Finco, the Seller and Triple-A One have entered into the Insurance Agreement pursuant to which, among other things, the Surety Provider has issued a surety bond to Triple-A One to guarantee repayment of the Triple-A One Loans;

        WHEREAS, subject to the terms and conditions set forth herein, Triple-A One is willing to make the Triple-A One Loans to Finco;

        WHEREAS, the parties hereto have entered into the Amended and Restated Triple-A One Credit Agreement dated as of September 4, 1998 (as amended to the date hereof, the "Amended and Restated Credit Agreement"); and

        WHEREAS, the parties hereto wish to further amend and restate the Amended and Restated Credit Agreement as hereinafter provided.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

               1.1. Defined Terms. (a) As used in this Triple-A One Credit Agreement, the Triple-A One Note, the Triple-A One Security Agreement or any certificate or other document made or delivered pursuant hereto or thereto, the capitalized terms used herein and therein shall, unless otherwise defined herein or therein, have the meanings assigned to them in the Second Amended and Restated Definitions List dated as of the date hereof that refers to this Triple-A One Credit Agreement, which is incorporated herein by reference and attached as Exhibit A hereto (the "Definitions List").

               (a) As used herein, in the Triple-A One Note and in the Triple-A One Security Agreement, or any certificate or other document made or delivered pursuant hereto and thereto, accounting terms not defined in the Definitions List and accounting terms partly defined in the Definitions List to the extent not defined, shall have the respective meanings given to them under GAAP.

               (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Triple-A One Credit Agreement shall refer to this Triple-A One Credit Agreement as a whole and not to any particular provision of this Triple-A One Credit Agreement, and Section, subsection, Schedule and Exhibit references are to this Triple-A One Credit Agreement unless otherwise specified.

               (c) Capitalized terms used herein, in the Triple-A One Note and in the Triple-A One Security Agreement shall be equally applicable to both the singular and plural forms of such terms.

        SECTION 2. AMOUNT AND TERMS OF TRIPLE-A ONE COMMITMENT

               2.1. Triple-A One Commitment. Subject to the terms and conditions hereof, Triple-A One agrees to make revolving credit loans ("Triple-A One Loans") to Finco from time to time during the Commitment Period in an aggregate amount not to exceed the Triple-A One Commitment; provided, however, that in no event shall Triple-A One make any Triple-A One Loan, if, after giving effect to such Triple-A One Loan, either (a) the Outstanding Principal Amount would exceed the Maximum Program Amount or the Aggregate Liquidity Commitment (as defined in the Liquidity Agreement) or (b) a Borrowing Base Deficiency would exist; provided, further, that the amount of any Triple-A One Loan made on any Triple-A One Borrowing Date shall not exceed the sum of (i) the net proceeds from the sale of Transaction Commercial Paper on such Triple-A One Borrowing Date plus (ii) the proceeds of Loans on such Triple-A One Borrowing Date. The proceeds of such Triple-A One Loans shall be disbursed to the Disbursement Sub-

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        Account pursuant to Section 4.2 and released from the Disbursement
        Sub-Account pursuant to Section 4.3. During the Commitment Period, Finco may use the Triple-A One Commitment by borrowing, prepaying the Triple-A One Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                      2.2. Triple-A One Note. The Triple-A One Loans shall be evidenced by a promissory note of Finco, substantially in the form of Exhibit B hereto (the "Triple-A One Note"), payable to the order of Triple-A One. The Program Manager shall record the date and amount of each Triple-A One Loan made and the date and amount of each payment of principal thereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The Triple-A One Note shall (a) be dated the date of issuance thereof, or, with respect to any amendment thereof, the date of such amendment, (b) be stated to mature on the Scheduled Maturity Date and (c) provide for the payment of interest in accordance with subsection 2.5.

                      2.3. Availability of Borrowings. Finco may request Triple-A One Loans on any Business Day during the Commitment Period by giving Triple-A One prior irrevocable notice of each borrowing in the form of Exhibit C hereto ("Notice of Borrowing") by 10:00 A.M. (New York City time) on the Business Day prior to a Triple-A One Borrowing Date which shall specify the (a) Triple-A One Borrowing Date for such borrowing and (b) the amount of the Triple-A One Loan requested; provided, however, that any Triple-A One Loan funded with Eurodollar Loans shall require three Working Days prior notice. The proceeds of such Triple-A One Loans will be made available to Finco by Triple-A One by crediting a sub-account (the "Disbursement Sub-Account") of the Collection Account with immediately available funds by 10:00 A.M. (New York time) on the Triple-A One Borrowing Date.

                      2.4. Mandatory and Optional Prepayments.

               (a) Prior to the Commitment Termination Date, Finco shall, on each Business Day (each a "Triple-A One Payment Date") on which the Program Manager notifies Finco that amounts are owing hereunder, repay the principal of the Triple-A One Loans in the amount stated by the Program Manager to be due and payable on such Triple-A One Payment Date. The Program Manager shall give Finco notice of the amount payable by 10:00 A.M. (New York City time) on the Business Day immediately preceding each Triple-A One Payment Date. Finco shall make the payment required by such notice by 10:00 A.M. (New York City time) on the applicable Triple-A One Payment Date by depositing such amount in the Collection Account in immediately available funds. The amount payable by Finco as determined by the Program Manager shall be an amount equal to the sum of (i) the Principal Portion of the Transaction Commercial Paper maturing on the applicable Triple-A One Payment Date that will not be funded from the net proceeds of either the sale of Commercial Paper on such date or a borrowing under the Liquidity Agreement (assuming that such proceeds are allocated to the Principal Portion of the Commercial Paper before the interest relating to such Commercial Paper), (ii) the principal amount due and payable on such date under the Liquidity Agreement and not funded from the net proceeds from the sale of Commercial Paper on such date or a borrowing under the Liquidity Agreement, and (iii) the amount necessary to cure any Borrowing Base Deficiency existing on such date or that would exist at the close of business on such date (after giving effect to the amount of any payment made on such day in respect of subclauses
        (i) or (ii) of this subsection 2.4(a)). On and after the Commitment Termination Date, principal on the Triple-A One Loans shall be paid as provided in the Triple-A One Security Agreement.

               (b) Finco may at any time and from time to time prepay the Triple-A One Loans, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to the Program Manager, specifying the date and amount of prepayment; provided that, upon notice given by Triple-A One, Finco shall indemnify Triple-A One and hold Triple-A One harmless from any funding loss (in an amount equal to the amount of interest Triple-A One would have received but for such prepayment less the interest earned on investing such funds) and expense which Triple-A One may sustain or incur as a consequence of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

               (c) On each Liquidation Day Finco shall prepay all amounts outstanding under the Triple-A One Note and this Triple-A One Credit Agreement to the extent of amounts on deposit in the Collection Account available on each such day and in the order set forth in subsection 5(b) of the Triple-A One Security Agreement.

               2.5. Interest. Finco shall pay to Triple-A One, pursuant to the terms and conditions of the Triple-A One Security Agreement, as interest on the Triple-A One Loans outstanding, the following amounts on the following dates (each a "Triple-A One Interest Payment Date"):

                      (i) on each day that Commercial Paper matures, an amount equal to the imputed interest on such maturing Commercial Paper;

                      (ii) on each Determination Date, interest due and accrued on Loans which were outstanding at any time during the prior Determination Period and not prepaid pursuant to subsection 2.7 of the Liquidity Agreement; and

                      (iii) on each day that any interest is required to be paid in respect of the prepayment, pursuant to subsection 2.7 of the Liquidity Agreement, of any Loan, an amount equal to such interest.

                      2.6. Proceeds. The proceeds of the Triple-A One Loans shall be used by Finco solely to purchase Contracts from the Seller pursuant to the Sale Agreement.

                      2.7. Collection Account. Finco has established, on or prior to the date hereof, a bank account (No. 4154359090) at Wells Fargo Bank in the name of the Collateral Agent for the benefit of the holders of the Obligations (the "Collection

        Account"). Finco shall cause the Servicer to deposit all Collections to the Clearing Account on the next Business Day after Collections are received in the Lock-Boxes and on the next Business Day after Collections are received in any other manner, and to transfer all Collections on deposit in the Clearing Account to the Collection Account on the next Business Day after such Collections are received by the Servicer in the Clearing Account. Finco shall make transfers and withdrawals from the Collection Account solely as permitted by the terms and conditions of the Triple-A One Security Agreement.

                      2.8. Reduction of Triple-A One Commitment. Finco shall have the right from time to time, upon not less than five Business Days' notice to Triple-A One and the Program Manager, to reduce the Triple-A One Commitment to an amount not less than the sum of (a) the Face Amount of the Outstanding Commercial Paper and (b) the aggregate principal amount of the Loans outstanding; provided, however, that in no event shall the Triple-A One Commitment be reduced to less than $50,000,000. Each such reduction shall be in an amount equal to $5,000,000 or any multiple thereof and shall reduce permanently the Triple-A One Commitment then in effect.

                      2.9. Taxes. Except to the extent required by applicable law, all payments made by Finco under this Triple-A One Credit Agreement and the Triple-A One Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority having taxing authority, excluding income taxes and franchise taxes (imposed in lieu of income taxes) imposed on Triple-A One, as a result of any present or former connection between the jurisdiction of the government or taxing authority imposing such tax or any political subdivision or taxing authority thereof or therein and Triple-A One (excluding a connection arising solely from Triple-A One having executed, delivered or performed its obligations or received a payment under, or enforced, this Triple-A One Credit Agreement or the Triple-A One Note) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable hereunder or under the Triple-A One Note, the amounts so payable to Triple-A One shall be increased to the extent necessary to yield to Triple-A One (after payment of all Taxes) interest or any such other amounts payable hereunder or under the Triple-A One Note at the rates or in the amounts specified in this Triple-A One Credit Agreement and the Triple-A One Note. Whenever any Taxes are payable by Finco, as promptly as possible thereafter Finco shall send to Triple-A One, a certified copy of an original official receipt received by Finco showing payment thereof. If Finco fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Triple-A One the required receipts or other required documentary evidence, Finco shall indemnify Triple-A One for any incremental Taxes, interest or penalties that Triple-A One is legally required to pay as a result of any such failure. Triple-A One agrees that it will use reasonable efforts (consistent with Triple-A One's internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its good faith discretion) to designate a different lending office if the making of such designation would reduce or obviate the need for Finco to withhold

        Taxes. The agreements in this subsection shall survive the termination of this Triple-A One Credit Agreement and the payment of the Triple-A One Note.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES

                      3.1. Representations and Warranties of Finco. To induce Triple-A One to enter into this Triple-A One Credit Agreement and to make the Triple-A One Loans, Finco hereby represents and warrants to Triple-A One that:

               (a) Financial Condition. The balance sheet of Finco as at September 30, 2001 and the related statements of income and of cash flows for the nine month period then ended, certified by a Responsible Officer, are complete and correct and present fairly the financial condition of Finco as at such date, and the results of its operations and its consolidated cash flows for the period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP (except for year-end adjustments) applied consistently throughout the period involved (except as approved by such Responsible Officer and as disclosed therein). Except for Debt created under this Agreement and the other Operative Documents, Finco does not have, and at the date of the balance sheet referred to above, did not have any Debt, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction; provided, however, that Finco may have Debt or contingent liability pursuant to the obligations of Finco under a securitization transaction insured or approved by the Surety Provider.

               (b) Corporate Existence; Compliance with Law. Finco (i) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (iv) is in compliance with all Requirements of Law.

               (c) Corporate Power; Authorization; Enforceable Obligations. Finco has the corporate power and authority, and the legal right, to make, deliver and perform this Triple-A One Credit Agreement and the other Operative Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Triple-A One Credit Agreement and the other Operative Documents to which it is a party and to authorize the execution, delivery and performance of this Triple-A One Credit Agreement and the other Operative Documents to which it is a party. All consents or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person required to be obtained, made or given by it in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Triple-A One Credit Agreement or the other Operative Documents to which it is a party have been so obtained, made or received. This Triple-A One Credit Agreement and each other Operative Document to which it is a party has been duly executed and delivered on behalf of Finco. This Triple-A One Credit Agreement and each other Operative Document to which it is a party constitutes a legal, valid and binding obligation of Finco enforceable against Finco in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               (d) No Legal Bar. The execution, delivery and performance of this Triple-A One Credit Agreement and the other Operative Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of Finco and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

               (e) No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of Finco after due inquiry, threatened by or against Finco or against any of its properties or revenues (i) with respect to this Triple-A One Credit Agreement or the other Operative Documents or any of the transactions contemplated hereby or thereby, or (ii) which could have a material adverse effect on the business, properties, assets, operations or condition, financial or otherwise, of Finco, or the ability of Finco to perform its obligations hereunder or under the other Operative Documents.

               (f) No Default; No Wind-Down Event. Finco is not in default under or with respect to any of its Contractual Obligations in any respect which could have a material adverse effect on the business, operations, properties, assets, or condition, financial or otherwise, of Finco, or on the ability of Finco to perform its obligations hereunder or under the other Operative Documents. No Wind-Down Event or Unmatured Wind-Down Event has occurred and is continuing.

               (g) No Burdensome Restrictions. Finco is not a party to or subject to any Contractual Obligation (other than the Operative Documents) which could have a material adverse effect on the business, properties, assets, operations or condition, financial or otherwise, of Finco, or on the ability of Finco to carry out its obligations hereunder or under the other Operative Documents.

               (h) Taxes. Finco has filed or caused to be filed all Federal, state and other tax returns which are required to be filed by it and has paid all taxes shown to be due and payable on said returns or on any Federal, state and other tax assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority having taxing power; no tax Lien has been filed against it (except for tax Liens described in subsection 6.2(a) hereof), and no claim is being asserted by any Governmental Authority, with respect to any such tax, fee or other charge.

               (i) ERISA.

                      (i) No Plan is or has been a Multiemployer Plan. Except for the Seller, neither Finco nor any ERISA Affiliate of Finco has maintained any Plan which is subject to Title IV of ERISA. No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan of the Seller, and each such Plan has complied in all material respects with the applicable provisions of ERISA and the Code; provided, that any non-compliance by the Plan with the applicable provisions of ERISA or the Code that is reasonably likely to, in MBIA's sole discretion, subject Finco to any tax, penalty or other liability, shall be deemed material non-compliance. The present value of all accrued benefits under each such Plan (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits.

                      (ii) If required to be filed, Schedule B (Actuarial Information) to each most recent annual report (Form 5500 Series) has been filed for each applicable Plan with the IRS and copies of such Schedule have been furnished to the Program Manager and Finco. Each such
        Schedule is complete and accurate in all material respects and fairly presents the funding status of such applicable Plan.

                      (iii) Each Plan which is intended to be qualified under
        Section 401(a) of the Code is so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax under Section 501(a) of the Code, and neither Finco nor any ERISA Affiliate has materially breached any of the responsibilities, obligations or duties imposed on it by ERISA, the Code or regulations promulgated thereunder with respect to any Plan; provided, that any breach of any of the responsibilities, obligations or duties imposed on Finco or an ERISA Affiliate by ERISA, the Code or regulations promulgated thereunder with respect to any Plan, which breach is reasonably likely to, in MBIA's sole discretion, subject Finco to any tax, penalty or other liability, shall be deemed a material breach.

                      (iv) Neither Finco nor any ERISA Affiliate maintains or contributes to any "employee welfare benefit plan" within the meaning of
        Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA, Section 4980B of the Code, or any substantially similar state or local law.

                      (v) No Plan has incurred any accumulated funding deficiency (as defined in Section 302 of ERISA and 412(a) of the Code), whether or not waived.

                      (vi) Neither Finco nor any ERISA Affiliate nor any fiduciary of any Plan (i) has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Code or
        (ii) has taken or failed to take any action which would constitute or result in an ERISA Termination Event.

                      (vii) Neither Finco nor any ERISA Affiliate has incurred, and no condition exists or event or transaction has occurred with respect to any Plan that could result in, any withdrawal liability under
        Section 4201 of ERISA that remains unpaid or liability to the PBGC which remains outstanding other than the payment of premiums, and there are no such premium payments which have become due which are unpaid.

                      (viii) Neither Finco nor any ERISA Affiliate has (i) failed to make a required contribution or payment to a Plan, (ii) made a complete or partial withdrawal from a Multiple Employer Plan or a Multiemployer Plan or (iii) failed to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or other payment.

                      (ix) Neither Finco nor any ERISA Affiliate is required to provide security to a Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liabilities for the plan year.

               (j) Investment Company Act; Other Regulations. Finco is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Finco is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Debt.

               (k) Subsidiaries. Finco has no Subsidiaries. Finco is a wholly owned subsidiary of the Seller.

               (l) Purpose of Loans. The proceeds of the Triple-A One Loans shall be used by Finco solely as contemplated in Section 2.6.

               (m) No Deduction. Finco is not required to make any deduction or withholding from payments to be made by it to Triple-A One under this Triple-A One Credit Agreement or the other Operative Documents, and the execution and performance of this Triple-A One Credit Agreement and any of the other Operative Documents does not make Finco liable for any registration tax, stamp duty or similar tax or duty imposed by any authority of or within its jurisdiction of incorporation, which tax or duty has not been, or will not be, paid when due.

               (n) No Priority Claims. Finco has no liability in respect of any Debt (other than under the Operative Documents), or in respect of any guarantee by Finco of the obligations of another.

               (o) Title; Liens. Except for the Lien granted to the Collateral Agent for the benefit of the holders of the Obligations pursuant to the Triple-A One Security Agreement and the other Liens permitted pursuant to the Operative Documents and the Lien granted to the Seller pursuant to the Subordinated Security Agreement, Finco owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Collateral Agent pursuant to the Triple-A One Security Agreement and in favor of the Seller pursuant to the Subordinated Security Agreement and Liens with respect to taxes described in subsection 6.2(a) hereof.

               (p) Ownership of Contracts. Each Purchase by Finco of Contracts constitutes a valid sale, transfer and assignment of the Contracts to Finco enforceable against creditors of, and purchasers from, the Seller, and creates in favor of Finco a perfected ownership interest in and valid, legal and equitable title to such Contracts, which ownership interest is not subject to any Lien.

               (q) No Petition. There is no intent to file a voluntary petition under the Federal or any state bankruptcy laws with respect to Finco.

               (r) Separate Corporate Existence. Finco is a special purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing Contracts from the Seller, entering into agreements for the servicing thereof, borrowing funds secured thereby and conducting such other activities as necessary or appropriate to carry out its primary activities. Finco's certificate of incorporation provides for at least two Independent Directors as set forth at Section
        5.11 hereof, and requires, inter alia, the unanimous vote of its Board of Directors to take corporate action to institute, file or consent to insolvency or bankruptcy proceedings.

        SECTION 4. CONDITIONS PRECEDENT

                      4.1. Conditions to Effectiveness. The effectiveness of this Triple-A One Credit Agreement is subject to the satisfaction, on or prior to the date hereof, of the following conditions precedent:

               (a) Operative Documents. The Program Manager and Triple-A One shall have received (i) this Triple-A One Credit Agreement executed and delivered by a duly authorized officer of Finco, (ii) the Triple-A One Security Agreement (substantially in the form of Exhibit D hereto), executed and delivered by a duly authorized officer of Finco, (iii) copies of all the other amended and restated Operative Documents, executed by all parties thereto and in form and substance satisfactory to the Program Manager, (iv) a copy of the Credit and Collection Policy, and (v) such other documents or instruments as may be reasonably requested by the Program Manager or Triple-A One.

               (b) Corporate Proceedings. The Program Manager and Triple-A One shall have received a copy of the resolutions, in form and substance satisfactory to the Program Manager and Triple-A One, of the Board of Directors of each of the Seller, the Servicer and Finco authorizing the execution, delivery and performance of the Operative Documents to which it is a party certified by the Secretary or an Assistant Secretary of each such corporation, as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and which certificate shall be in form and substance satisfactory to the Program Manager and Triple-A One.

               (c) Corporate Documents; Incumbency. The Program Manager and Triple-A One shall have received (i) copies of the certificate of incorporation and by-laws of each of the Seller and Finco certified as of the date hereof as complete and correct copies thereof by its Secretary or Assistant Secretary, (ii) a certificate of the Secretary or an Assistant Secretary of each of the Seller and Finco, certifying the names, titles and true signatures of the officers of the Seller, the Servicer and Finco authorized to sign the Operative Documents to which it is a party and (iii) good standing certificates of a recent date with respect to each of the Seller and Finco from the appropriate Governmental Authority in its jurisdiction of organization.

               (d) No Violation. The consummation of the transactions contemplated hereby and by the other Operative Documents shall not contravene, violate or conflict with, nor involve the Seller, the Servicer or Finco in any violation of, any Requirement of Law except to the extent that any such contravention, violation, conflict or involvement would not adversely affect the transactions contemplated hereby and by the other Operative Documents.

               (e) Fees. The Program Manager, the Surety Provider and the Collateral Agent shall have received in immediately available funds any fees and expenses then due and payable to any of them, all as set forth in the Fee Letter Agreement.

               (f) Legal Opinions. The Program Manager and Triple-A One shall have received (i) the executed legal opinion of counsel to the Seller, the Servicer and Finco with respect to the enforceability of their obligations under the Operative Documents and the Triple-A One Note, and other corporate and legal matters, (ii) the executed legal opinions of counsel to the Seller and Finco to the effect that (A) the Seller and Finco would not be substantively consolidated for purposes of the Bankruptcy Code and (B) that each purchase by Finco of Contracts constitutes a true sale of Contracts, (iii) the executed legal opinion of counsel to Finco to the effect that the security interest granted by Finco to the Collateral Agent for the benefit of the holders of the Obligations pursuant to the Triple-A One Security Agreement continues to be a valid first priority security interest and (iv) such other legal opinions as the Program Manager or the Surety Provider may reasonably require.

               (g) UCC Searches and Filings. The Program Manager and Triple-A One shall have received lien searches and other evidence as to the absence of any Lien on or security interest in the Contracts and other Collateral in form and substance satisfactory to the Program Manager and Triple-A One. Any termination statements or releases requested by the Program Manager or Triple-A One to be filed with respect to any of the Collateral shall have been filed. Any UCC financing statements or amendments requested by the Program Manager or Triple-A One to be filed with respect to the perfection of the first priority ownership interest in the Purchased Contracts in favor of Finco or with respect to the perfection of the first priority security interest in the Purchased Contracts in favor of the Collateral Agent for the benefit of the holders of the Obligations, shall have been filed.

               (h) Diligence. The operation of the Seller's billing, collection and information systems with respect to the Contracts shall be satisfactory to the Collateral Agent.

               (i) Recovery Procedure and Alternate Servicing Plan. The Program Manager and Triple-A One shall be satisfied with the recovery procedure and Alternate Servicing Plan implemented for the Seller's and Servicer's MIS system (the "Recovery Procedure"), a copy of each of which has been provided to the Program Manager.

               (j) Internal Controls. The Program Manager and Triple-A One shall be satisfied that the Servicer has implemented all necessary internal and other systems and procedures to monitor collections on account of the Contracts, to gather all information and furnish all reports required under the Operative Documents and to monitor compliance with the Operative Documents.

               (k) Consents. The Program Manager and Triple-A One shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by it and the validity and enforceability against it of the Operative Documents to which it is a party and such consents, licenses and approvals shall be in full force and effect.

               (l) [RESERVED]

               (m) Commercial Paper Ratings. The Commercial Paper Notes shall be rated A-1 by S&P and P-1 by Moody's.

               (n) [RESERVED]

               (o) [RESERVED]

               (p) Rating Agency Notice. Each of Moody's and S&P shall have received prior written notice of the amendment and restatement of the Operative Documents.

               (q) Additional Documents. The Program Manager and Triple-A One shall have received each additional document, instrument, legal opinion or item of information reasonably requested by the Program Manager and Triple-A One in respect of any aspect or consequence of the transactions contemplated hereby or by any other Operative Document.

               (r) Additional Matters. All corporate and other proceedings, documents, instruments and legal matters specified in Section 4.1 hereof shall be reasonably satisfactory in form and substance to the Program Manager and Triple-A One.

                      4.2. Conditions to Each Triple-A One Loan. The agreement of Triple-A One to make any Triple-A One Loan requested to be made by it on any date is subject to the satisfaction of the following conditions precedent:

               (a) Representations and Warranties. Each of the representations and warranties made by Finco, the Servicer or the Seller in or pursuant to any of the Operative Documents shall be true and correct on and as of such date as if made on and as of such date.

               (b) Notice of Borrowing. Finco shall have delivered a Notice of Borrowing to Triple-A One.

               (c) Compliance with Section 2.1. After giving effect to the Triple-A One Loan to be made on such day, the requirements of Section
        2.1 shall not have been violated.

        The proceeds of all Triple-A One Loans shall be deposited in the Disbursement Sub-Account. Each borrowing by Finco hereunder shall constitute a representation and warranty by Finco as of the date of such Triple-A One Loan that the conditions contained in this subsection 4.2 have been satisfied.

                      4.3. Conditions to Release of Proceeds of Triple-A One Loans from Disbursement Sub-Account. The agreement of Triple-A One to release the proceeds of Triple-A One Loans from the Disbursement Sub-Account is subject to the satisfaction of the following conditions precedent:

               (a) Representations and Warranties. Each of the representations and warranties made by Finco or the Seller in or pursuant to any of the Operative Documents shall be true and correct on and as of such date as if made on and as of such date.

               (b) Contract List. The Program Manager, Triple-A One and the Collateral Agent shall have received the Contract List relating to each Contract to be purchased with the proceeds of such Triple-A One Loan.

               (c) Officer's Certificates. The Program Manager and Triple-A One shall have received an Officer's Certificate from Finco, dated the date the proceeds of such Triple-A One Loan are requested to be disbursed from the Disbursement Sub-Account, executed by the president, the chief financial officer, the chief executive officer or any executive vice president, in the form of Exhibit E hereto. Finco shall have received from the Seller an Officer's Certificate, dated the date the proceeds of such Triple-A One Loan are requested to be disbursed from the Distribution Sub-Account, in the form of Exhibit C to the Sale Agreement, and shall have delivered such Certificate to the Program Manager and Triple-A One.

               (d) Additional Documents. The Program Manager, the Collateral Agent and Triple-A One shall have received each additional document, instrument, legal opinion or item of information reasonably requested by Triple-A One, the Collateral Agent or the Program Manager in respect of any aspect or consequence of the transactions contemplated hereby or by any other Operative Document.

               (e) Additional Matters. All corporate and other proceedings, documents, instruments and legal matters specified in Section 4 hereof, or required after the date hereof, shall be satisfactory in form and substance to Triple-A One, the Program Manager and the Collateral Agent.

               (f) Borrowing Base. No Borrowing Base Deficiency shall exist on the day of the release of funds from the Disbursement Sub-Account as reported on the Daily Report.

               (g) Contract Files. A File relating to each Contract to be purchased with the proceeds of such Triple-A One Loan shall have been delivered by the Seller to the Servicer to be held by the Servicer or its agent for the benefit of the Collateral Agent (for the benefit of the holders of the Obligations) in secure, segregated fireproof facilities; provided, however, that so long as MBIA is the Surety Provider with respect to this Program and all other warehouse financing facilities and other financings secured by Contracts entered into by Finco and any other special purpose subsidiary of Onyx, the Files may be stored in the same facilities on an unsegregated basis with all other files of Finco and such other special purpose subsidiaries; provided further, however, that the computer files maintained by the Servicer shall contain information allowing the Files to be readily identifiable (by notation, segregation or otherwise) from files of Onyx, Onyx Acceptance Receivables Corporation and any other Affiliate or subsidiary thereof.

               (h) Lien Certificate; Other Actions. The Program Manager and the Surety Provider shall have received a certificate of a Responsible Officer of each of the Seller and Finco to the effect that the Purchased Contracts are not subject to any Lien, except Liens created by the Operative Documents. Any filings and other actions described in the last sentence of Section 4.1(g) with respect to the Contracts to be purchased with the proceeds of such Triple-A One Loan in order to perfect the ownership interest of Finco, and the first priority perfected security interest of the Collateral Agent for the benefit of the holders of the Obligations therein shall have been duly made or effected, and the Program Manager and the Surety Provider shall have received evidence thereof.

               (i) Interest Rate Hedges. The Program Manager and the Surety Provider shall have received evidence, in form and substance satisfactory to each, that Finco has entered into Interest Rate Hedge Mechanisms to the extent required by, and satisfying the requirements of, Section 5.14 (together with, with respect to any Interest Rate Hedge Mechanism entered into after the date hereof, an Interest Rate Hedge Assignment Acknowledgment duly executed by the counterparty thereto and concurrently delivered to the Program Manager and the Surety Provider).

               (j) Termination Date. The Termination Date shall not have occurred and the other requirements of Section 2.1 (determined as if such Triple-A One Loan were deemed to have been made on the date of such release) have been satisfied.

        Each release of the proceeds of Triple-A One Loans to Finco hereunder shall constitute a representation and warranty by Finco as of the date of such Triple-A One Loan that the conditions contained in this subsection 4.3 have been satisfied.

                        SECTION 5. AFFIRMATIVE COVENANTS

        Finco hereby agrees that, so long as this Triple-A One Credit Agreement remains in effect, Finco shall:

                      5.1. Financial Statements. Furnish to Triple-A One and the Program Manager:

               (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Finco, a copy of the balance sheet as at the end of such year and the related statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, audited by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing; and

               (b) as soon as available, but in any event not later than 45 days after the end of each of the first eleven monthly periods of each fiscal year of Finco, the unaudited balance sheet of Finco as at the end of such monthly period and the related unaudited statements of income and of cash flows of Finco for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all respects (subject to normal year-end audit adjustments);

        all such financial statements to be complete and correct in all respects and to be prepared in detail and in accordance with GAAP (except for year-end adjustments) applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                      5.2. Certificates; Other Information. Furnish to Triple-A One and the Program Manager:

               (a) concurrently with the delivery of the financial statements referred to in subsection 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making its normal examination for purposes of its annual audit no knowledge was obtained of any Wind-Down Event or Unmatured Wind-Down Event, except as specified in such certificate;

               (b) concurrently with the delivery of the financial statements referred to in subsections 5.1(a) and 5.1(b), a certificate of a Responsible Officer stating that Finco during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Triple-A One Credit Agreement and the other Operative Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Unmatured Wind-Down Event or Wind-Down Event, except as specified in such certificate;

               (c) within five Business Days after the same are sent, copies of all financial statements, reports and other communications that Finco may make to, or file or have with, the SEC or any state securities commission; and

               (d) promptly, such additional financial and other information as Triple-A One or the Program Manager may from time to time reasonably request.

                      5.3. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature.

                      5.4. Conduct of Business and Maintenance of Existence. Continue to engage in business of the same type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all action to maintain all rights, privileges and franchises necessary in the normal conduct of its business; and comply in all material respects with all Contractual Obligations and Requirements of Law.

                      5.5. Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain, or cause to be maintained on its behalf, the Blanket Policy or other form of insurance acceptable to the Program Manager and, with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, and furnish to Triple-A One (with a copy to the Program Manager), at least annually, and otherwise upon written request, full information as to the insurance carried.

                      5.6. Inspection of Property; Files, Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Triple-A One, the Collateral Agent, the Surety Provider and the Program Manager to visit and inspect any of its properties and examine and make abstracts from any of its books and records and the Files at any time and as often as may be desired on prior notice during normal business hours and to discuss the business, operations, properties and financial and other condition of Finco with officers and employees of Finco and with its independent certified public accountants.

                      5.7. Notices. Promptly give notice to Triple-A One and the Program Manager of:

               (a) the occurrence of any Wind-Down Event or Unmatured Wind-Down Event;

               (b) any (i) default or event of default by Finco under any Contractual Obligation of Finco or (ii) litigation, investigation or proceeding which may exist at any time affecting Finco; and

               (c) a material adverse change in the business, properties, assets, operations or condition (financial or otherwise) of Finco.

        Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Finco proposes to take with respect thereto.

                      5.8. Delivery of Other Reports. Furnish, or instruct the Servicer to deliver any reports required to be delivered by Finco or the Servicer pursuant to any Operative Document to which Finco or the Servicer is a party or which Finco or the Servicer has signed.

                      5.9. Annual Certificate. Concurrently with the delivery, on account of each fiscal year, of the financial statements of Finco required to be delivered pursuant to subsection 5.1(a) hereof, furnish to Triple-A One, a certificate of a Responsible Officer of Finco to the effect that the facts upon which counsel to Finco relied in giving its legal opinion that the Seller and Finco would not be substantively consolidated for purposes of the Bankruptcy Code, have not changed so as to render such opinion no longer valid.

                      5.10. Further Assurances. Do such further acts and things and execute and deliver to Triple-A One or the Program Manager such assignments, agreements, powers and instruments as are required by Triple-A One or the Program Manager to carry into effect the purposes of this Triple-A One Credit Agreement and the other Operative Documents or to better assure and confirm unto Triple-A One or the Program Manager its rights, powers and remedies hereunder and under the other Operative Documents, including, without limitation, to obtain such consents and give such notices, and to file and record all such documents and instruments, and renew each such consent, notice, filing and recordation, at such time or times, in such manner and at such places, as may be necessary to preserve and protect the position of Triple-A One, the Collateral Agent, the Surety Provider and the Program Manager hereunder and under the other Operative Documents. This covenant shall survive the termination of this Triple-A One Credit Agreement.

                      5.11. Independent Director. Maintain at all times (except as noted hereafter in the event of death, incapacity, resignation or removal) at least two Independent Directors. An "Independent Director" shall be an individual who, except in his or her capacity as an Independent Director of Finco, is not at such time, and has not been during the two years immediately before such individual's appointment as an Independent Director, (i) a partner, director, officer, holder of any equity interest, significant customer, supplier, independent contractor, creditor or employee of Finco or its Affiliates; (ii) affiliated with Finco or its Affiliates or with a significant customer, supplier, creditor or independent contractor of Finco or its Affiliates; or (iii) a spouse, parent, sibling, or child of any person described by (i) or (ii) above; provided, however, that an individual shall not be deemed to be ineligible to be an Independent Director solely because such individual serves or has served in the capacity of an "independent director," "independent trustee" or in a similar capacity for any "special purpose entity" formed by Onyx or any of its Affiliates. In the event of the death, incapacity, resignation or removal of any Independent Director or in the event that any director acting as an Independent Director shall cease to satisfy the eligibility conditions for an Independent Director, the board of directors of Finco shall promptly appoint a replacement Independent Director. The board of directors of Finco shall not vote on any matter requiring the vote of the Independent Directors under the certificate of incorporation of Finco unless at least two Independent Directors are then serving on the board of directors of Finco.

                      5.12. Instructions to Obligors. Instruct (or cause to be instructed) all Obligors to cause all Collections to be deposited directly into the Lock-Box.

                      5.13. Cooperation in Making Calculations. Cooperate with Triple-A One and the Program Manager at all times in the calculation of all formulas used in any Operative Document, including without limitation, deliver (or cause the Servicer to deliver) in written or electronic form, any and all data and other information necessary or required in the calculation of the Borrowing Base, Net Yield and Finco Expenses and all calculations necessary or required to perform such calculation. Finco hereby agrees to provide (or cause the Servicer to provide) all such information on or before each date, without prior request by Triple-A One or the Program Manager, such information or data is required to make any such calculation and to provide (or cause the Servicer to provide) such information and data in such form as may be immediately used by Triple-A One and the Program Manager without further interpretation or purchase or license of any software. Finco does hereby further agree that if it fails to provide (or cause the Servicer to provide) any such information or data as required in this subsection 5.13, Triple-A One or the Program Manager may use any estimate of any amount or calculation that it, in its sole discretion, determines.

                      5.14. Interest Rate Hedge Mechanisms. Maintain or cause to be maintained at all times Interest Rate Hedge Mechanisms to cover amounts outstanding under this Agreement from time to time, satisfactory to Moody's, S&P, the Collateral Agent, the Surety Provider and the Program Manager. Upon the execution of each Interest Rate Hedge Mechanism, Finco shall deliver executed copies of such Interest Rate Hedge Mechanism to the Collateral Agent, the Surety Provider and the Program Manager.

                      5.15. Contract Files. Cause the Servicer (as Custodian for the Collateral Agent on behalf of the holders of the Obligations) or its agent to maintain continuous custody of the Files in secure, segregated fireproof facilities in accordance with the customary standards for such custody as certified by the Servicer to the Program Manager and the Collateral Agent; provided, however, that so long as MBIA is the Surety Provider with respect to this Program and all other warehouse financing facilities and other financings secured by Contracts entered into by Finco and any other special purpose subsidiary of Onyx, the Files may be stored in the same facilities on an unsegregated basis with all other files of Finco and such other special purpose subsidiaries; provided further however, that the computer files maintained by the Servicer shall contain information allowing the Files to be readily identifiable (by notation, segregation or otherwise) from files relating to Onyx, Onyx Acceptance Receivables Corporation and any Affiliate or subsidiary thereof.

                      5.16. Separate Existence. At all times:

               (a) maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions and, except as otherwise provided in the Operative Documents, ensure that its funds will not be diverted to any other Person or for other than its own corporate uses, nor will such funds be commingled with the funds of any Affiliate (other than funds deposited to the Clearing Account or the Lock-Box, which funds may be commingled for a period not exceeding two
        (2) Business Days);

               (b) to the extent that it shares the same officers or other employees as any of its Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

               (c) to the extent that it jointly contracts with any of its Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that it contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, and each such entity shall bear its fair share of such costs;

               (d) enter into all material transactions with its Affiliates, whether currently existing or hereafter entered into, only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Operative Documents meet the requirements of this paragraph (d);

               (e) maintain office space that is physically segregated from the office space of any of its Affiliates and, to the extent that it and any of its Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

               (f) conduct its affairs strictly in accordance with its certificate of incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, separate stationery, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records, financial records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

               (g) hold itself out as a separate entity, pay its own liabilities out of its own funds, and not assume or guarantee any of the liabilities of any of its Affiliates; and

               (h) take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to comply with this Section 5.16.

                          SECTION 6. NEGATIVE COVENANTS

        Finco hereby agrees that, so long as this Triple-A One Credit Agreement remains in effect, Finco shall not directly or indirectly (without the prior written consent of the Program Manager):

                      6.1. Limitation on Debt. Create, incur, assume or suffer to exist any Debt, except indebtedness in respect of the Triple-A One Loans, the Triple-A One Note, and other obligations of Finco under the Operative Documents, including, without limitation, the Seller Note and the Subordinated Note.

                      6.2. Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except:

               (a) Liens for taxes not yet due;

               (b) Liens in favor of the Collateral Agent as provided in the Operative Documents; and

               (c) Liens in favor of the Seller securing the Subordinated Note.

                      6.3. Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business.

                      6.4. Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, Contracts and leasehold interests), whether now owned or hereafter acquired, except as expressly permitted by the Operative Documents.

                      6.5. Purchased Contracts.

               (a) Sell, assign or otherwise encumber any Purchased Contract, except as expressly permitted by the Operative Documents; or

               (b) Cancel, terminate, amend, modify or waive any term or condition of any Purchased Contract (including the granting of rebates or adjustments with respect thereto), except in accordance with the Credit and Collection Policy.

                      6.6. Limitation on Dividends. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of Finco or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Finco except (i) dividends payable solely in common stock of Finco, and (ii) payments pursuant to any agreement or other arrangement approved in writing by the Program Manager to share taxes of any affiliated, consolidated, unitary, combined or similar group including the Seller and Finco and (iii) cash dividends to the extent permitted by the Triple-A One Security Agreement, provided that after giving effect thereto no Wind-Down Event or Unmatured Wind-Down event shall have occurred and be continuing; provided, however, that Finco may dividend residual interest certificates from its securitization transactions to Onyx Acceptance Corporation.

                      6.7. Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets.

                      6.8. Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

               (a) purchases of Contracts pursuant to the Sale Agreement; and

               (b) investments in Permitted Investments of funds, if any, on deposit in the Collection Account.

                      6.9. Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate, except for (i) Purchases, (ii) transactions expressly permitted by the Operative Documents and (iii) any agreement or other arrangement satisfactory to the Program Manager to share taxes of any affiliated, consolidated, unitary, combined or similar group including the Seller and Finco.

                      6.10. Sale and Leaseback. Enter into any arrangement with any Person providing for the leasing by Finco of real or personal property which has been or is to be sold or transferred by Finco to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Finco.

                      6.11. Corporate Documents. Amend its certificate of incorporation or by-laws.

                      6.12. Capital Stock. Except as permitted by Section 6.6, issue any shares of Capital Stock in addition to the shares issued and paid for as of the Closing Date or permit during the term of this Triple-A One Credit Agreement any transfers of any shares of its capital stock.

                      6.13. Fiscal Year. Permit the fiscal year of Finco to end on a day other than December 31st.

                      6.14. Limitation on Negative Pledge Clauses. Enter into any agreement with any Person other than Triple-A One or the Program Manager pursuant to the Operative Documents which prohibits or limits the ability of Finco to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

                      6.15. Activities of Finco. Engage in any business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking which is not directly related to the transactions contemplated and authorized hereby or by the other Operative Documents other than an agreement or other arrangement approved in writing by the Program Manager to share taxes of any affiliated, consolidated, unitary, combined or similar group including the Seller and Finco.

                      6.16.  Agreements.

               (a) Except for the Operative Documents and as expressly permitted by the Operative Documents, become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, or issue any power of attorney except to the Collateral Agent or, pursuant to the Sale Agreement, to the Servicer, or cancel, terminate, amend, supplement, modify or waive any of the provisions of the Sale Agreement or any other Operative Document or request, consent or agree to or suffer to exist or permit any such cancellation, termination, amendment, supplement, modification or waiver.

               (b) Permit the Seller or the Servicer to assign any of their respective rights or obligations under the Sale Agreement, except as expressly permitted by the Sale Agreement.

               (c) On any Determination Date, permit the sum of (i) the Face Amount of Outstanding Commercial Paper, (ii) the outstanding principal amount of Loans and (iii) accrued and unpaid Facilities Costs to exceed the Maximum Program Amount.

               (d) Permit the Servicer to change the forms of the Monthly Report, the Daily Report, the Annual Report or any other document required to be delivered by it pursuant to the Sale Agreement.

               (e) On any day, permit a Borrowing Base Deficiency to exist.

                      6.17. Bank Accounts. Move the Bank Accounts from the institution at which they are maintained on the date hereof.

                      6.18. Successor Servicer. Permit any change of Servicer, except in accordance with the Sale Agreement.

                      6.19.  Servicing of Contracts.

               (a) Permit any change in the method by which Collections are made, unless instructed to in writing by the Program Manager, in which case Finco shall cause the Servicer to implement any and all such changes as soon as practicable.

               (b) Permit the Servicer to amend, modify or otherwise change or agree to any amendment, modification or other change in the Credit and Collection Policy.

                      6.20. Prohibitions Regarding Subordinated Note. Make any payment or prepayment of, or purchase, redeem or otherwise acquire, or amend any provisions pertaining to the subordination or the terms of payment of, the Subordinated Note except as permitted by the terms of the Operative Documents.

                      6.21. Lock-Box Banks. Add or terminate any bank as a Lock-Box Bank from those delivering a Lock-Box Agreement in the form of Exhibit F hereto (a "Lock-Box Agreement"), or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Collateral Agent shall have received notice of and approved such addition of any Lock-Box Bank, a Lock-Box Agreement in the form of Exhibit F hereto executed by Finco, the Collateral Agent and such Lock-Box Bank shall have been delivered to the Collateral Agent; or deposit or otherwise credit, or cause or permit to be so deposited or credited, Collections to any lock-box account except the Lock-Box, the Clearing Account and the Collection Account.

                      6.22. Contract Files. Transfer the Files to any Person other than the Servicer or its agent or permit the Files to be maintained at any location other than as set forth in the Sale Agreement, in fireproof facilities owned, leased or utilized by the Servicer as certified to the Collateral Agent and the Surety Provider.

                      SECTION 7. WIND-DOWN EVENTS; REMEDIES

        If a Wind-Down Event shall have occurred, the Triple-A One Commitment shall terminate as of the Wind-Down Date. Upon the occurrence of a Wind-Down Event, and upon the written instructions of the Program Manager, Finco shall take such action or shall cause such action to be taken pursuant to any and all Interest Rate Hedge Mechanisms and/or enter into any Hedge Agreement at the sole expense of Finco promptly upon the request of the Program Manager. In addition, the Program Manager shall be entitled to exercise any additional rights it may have pursuant to the Operative Documents, including, without limitation, the right to implement a Complete Servicing Transfer under the Sale Agreement, and the right to redirect the payments of Obligors directly to the Program Manager or such other Person that the Program Manager may designate..

                      SECTION 8. INVESTMENT MANAGEMENT

                      8.1. Directions to Triple-A One. Subject to subsection 8.3 hereof, the Program Manager agrees that it will follow the directions of Finco, including all standing directions furnished to it by Finco, in the instances specified below and Triple-A One agrees that it will comply with such directions of Finco communicated to the Program Manager.

               (a) Finco shall notify the Program Manager of the Type, Interest Period (in the case of Eurodollar Loans), Maturity Date, amount and purpose of the Loans, to enable the Program Manager to give the Bank Agent the notice required pursuant to the Liquidity Agreement. Such notice shall be received by the Program Manager no later than 12:00 noon (New York City time) on the Borrowing Date, in the case of Base Rate Loans, and 12:00 noon (New York City time) three Working Days prior to the Borrowing Date in the case of Eurodollar Loans.

               (b) Finco shall notify the Program Manager of the amount, date of issue and maturity of Commercial Paper to be sold to enable the Program Manager to deliver any instructions required to be given pursuant to the Issuing and Paying Agreement. Such information shall be delivered to the Program Manager by 12:00 noon (New York City time) on the Business Day immediately preceding the date of issue of such Commercial Paper.

        In the event the Program Manager does not receive timely notice from Finco, the parties hereto agree that the Program Manager shall instruct Triple-A One to issue Commercial Paper or borrow under the Liquidity Agreement and Triple-A One shall comply therewith on such terms as the Program Manager determines in its sole discretion.

                      8.2. Permitted Investments Finco shall notify the Program Manager of the type and maturity of Permitted Investments into which the funds in the Collection Account shall be invested. Such notice shall be received by the Program Manager no later than 10:00 A.M. (New York City time) on each Business Day.

                      8.3. Conditions. Neither the Program Manager nor Triple-A One shall be obligated to comply with the directions of Finco (including all standing directions furnished to it by Finco) given pursuant to subsection 8.1(b) hereof in any of the following instances:

               (a) the maturity date of the Commercial Paper directed to be sold would occur after the Scheduled Maturity Date; or

               (b) such directions could result in Triple-A One issuing commercial paper in violation of the Issuing and Paying Agreement; or

               (c) such directions do not provide the best execution (including, without limitation, the discount applicable to, or the maturity of, the Commercial Paper directed to be sold) of the Commercial Paper to be sold, as determined by the Program Manager in its sole discretion; or

               (d) market conditions exist (as determined by the Program Manager in its sole discretion) that prevent the execution of Finco's request to issue Commercial Paper.

                         SECTION 9. THE PROGRAM MANAGER

               (a) The Program Manager agrees (i) that it will not reduce the Liquidity Commitments pursuant to subsection 2.6 of the Liquidity Agreement below the Triple-A One Commitments then in effect and, (ii) in the event that the Triple-A One Commitment is reduced pursuant to
        Section 2.8 of this Triple-A One Credit Agreement, to reduce the Liquidity Commitments by an equivalent amount, pursuant to subsection
        2.6 of the Liquidity Agreement.

               (b) The Program Manager agrees that it shall cause Triple-A One to use its best efforts to sell Commercial Paper so long as either (A) each of the Banks has a short-term debt rating equal to A-1 and P-1 or
        (B) if any Bank has a lower short-term debt rating, the sale of Commercial Paper will not cause Triple-A One's short-term rating by Moody's or S&P to fall below A-1 and P-1. Except as set forth in clause
        (B), the parties hereto agree that if any Bank's short-term debt rating falls below A-1 and P-1, neither the Program Manager, Triple-A One, nor any of their Affiliates shall have any obligation to issue or cause to be issued Commercial Paper. The Program Manager agrees that it will use commercially reasonable efforts to replace a downgraded Bank.

               (c) Neither the Program Manager nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be liable for any action lawfully taken or omitted to be taken by it in connection with this Triple-A One Credit Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct).

               (d) The Program Manager shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller, the Servicer or Finco) independent accountants and other experts selected by the Program Manager.

               (e) The Program Manager agrees to notify Moody's and S&P of (i) each amendment entered into with respect to any Operative Document, (ii) any payment default by Triple-A One under the Liquidity Agreement or by the Surety Provider under a Surety Bond and (iii) the termination of the Triple-A One Commitment.

                            SECTION 10. MISCELLANEOUS

                      10.1. Amendments and Waivers. None of this Triple-A One Credit Agreement, the Triple-A One Note, any other Operative Document to which Triple-A One, the Collateral Agent, the Program Manager or Finco is a party, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. Triple-A One, the Program Manager, the Surety Provider, the Collateral Agent and Finco may, from time to time, enter into written amendments, supplements or modifications hereto and to the Triple-A One Note and the other Operative Documents to which they are parties for the purpose of adding any provisions to this Triple-A One Credit Agreement or the Triple-A One Note or such other Operative Documents or changing in any manner the rights of Triple-A One, the Program Manager, the Surety Provider, the Collateral Agent or Finco hereunder or thereunder and, in addition, waiving, on such terms and conditions as Triple-A One, the Program Manager, the Surety Provider, or the Collateral Agent may specify in such instrument, any of the requirements of this Triple-A One Credit Agreement or the Triple-A One Note or such other Operative Documents or any Unmatured Wind-Down Event or Wind-Down Event and its consequences. The foregoing notwithstanding, no waiver of paragraph (o) of the definition of Wind-Down Event shall in any case be effective for more than 15 days. Any such waiver and any such amendment, supplement or modification shall be binding upon Triple-A One, the Program Manager, the Surety Provider, the Collateral Agent and all future holders of the Triple-A One Note, and each of S&P and Moody's shall receive notice thereof. In the case of any waiver, Triple-A One, the Program Manager, the Surety Provider, the Collateral Agent and Finco shall be restored to their former position and rights hereunder and under the Triple-A One Note and any other Operative Documents to which they are parties, and any Unmatured Wind-Down Event or Wind-Down Event waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Unmatured Wind-Down Event or Wind-Down Event, or impair any right consequent thereon.

                      10.2. Notices. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by overnight courier service, or by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile copy, or telegram (with messenger delivery specified in the case of a telegram) and shall be deemed to be delivered for purposes of this Triple-A One Credit Agreement on: (a) the second Business Day following the day on which such notice was placed in the custody of the United States Postal Service, (b) the next Business Day following the day on which such notice was placed in the custody of any overnight courier service, including express mail service or (c) the same Business Day on which such notice is sent by telegram, messenger or facsimile. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this subsection, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

        If to Finco:                  Onyx Acceptance Financial Corporation
                                      27051 Towne Centre Drive, Suite 200
                                      Foothill Ranch, California 92610
                                      Attention: Chief Financial Officer
                                      Tel. No.: (949) 465-3505
                                      Telecopier No.: (949) 465-3530

        If to the Seller:             Onyx Acceptance Corporation
                                      27051 Towne Centre Drive, Suite 100
                                      Foothill Ranch, California 92610
                                      Attention: Executive Vice President
                                      and Chief Financial Officer
                                      Tel. No.: (949) 465-3505
                                      Telecopier No.: (949) 465-3992

        If to the Program Manager:    CapMAC Financial Services, Inc.
                                      113 King Street
                                      Armonk, New York  10504
                                      Attention:  Insured Portfolio Management,
                                      Structured Finance
                                      Tel. No.: (914) 273-4545
                                      Telecopier No.: (914) 765-3131

        If to Triple-A One:           Triple-A One Funding Corporation
                                      c/o MBIA Insurance Corporation,
                                      as Administrative Agent
                                      113 King Street
                                      Armonk, New York, 10504
                                      Attention: Insured Portfolio Management,
                                      Structured Finance
                                      Tel. No.: (914) 273-4545
                                      Telecopier No.: (914) 765-3131

        A copy of any notice delivered to or required to be sent by Finco hereunder shall be sent by Finco to the holder of the Subordinated Note.

                      10.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Triple-A One or the Collateral Agent any right, remedy, power or privilege hereunder or under any of the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in the other Operative Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                      10.4. Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Triple-A One Credit Agreement and the Triple-A One Note.

                      10.5. Payment of Expenses and Taxes. Finco agrees, on demand, to (a) pay or reimburse Triple-A One, the Program Manager, the Surety Provider and the Collateral Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, execution, delivery and administration of, and any amendment, supplement or modification to, this Triple-A One Credit Agreement, the Triple-A One Note and the other Operative Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, any and all collateral audit fees, the reasonable fees and disbursements of counsel to Triple-A One, the Program Manager, the Surety Provider and the Collateral Agent, (b) pay or reimburse Triple-A One, the Program Manager, the Surety Provider and the Collateral Agent for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Triple-A One Credit Agreement, the Triple-A One Note, the other Operative Documents and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to Triple-A One, the Program Manager, the Surety Provider and the Collateral Agent and (c) pay, indemnify, and hold Triple-A One, the Program Manager, the Surety Provider and the Collateral Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any registration tax, stamp, duty and other similar taxes or duties, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Triple-A One Credit Agreement, the Triple-A One Note, the other Operative Documents and any such other documents, and
        (d) pay, indemnify, and hold Triple-A One, the Program Manager, the Surety Provider and the Collateral Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Triple-A One Credit Agreement, the Triple-A One Note and the other Operative Documents, (all the foregoing, collectively, the "indemnified liabilities"), provided that Finco has no obligation hereunder to the Program Manager, the Collateral Agent, the Surety Provider or Triple-A One with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Program Manager, the Collateral Agent, the Surety Provider or Triple-A One. Notwithstanding the foregoing, if Triple-A One enters into agreements with one or more other borrowers ("Other Borrowers"),

        Triple-A One shall allocate such indemnified liabilities which are attributable to Finco and to the Other Borrowers to Finco and to each Other Borrower; provided, however, that if such indemnified liabilities are attributable to Finco and not attributable to any Other Borrower, Finco shall be solely liable for such indemnified liabilities or if such indemnified liabilities are attributable to Other Borrowers and not attributable to Finco, such Other Borrowers shall be solely liable for such indemnified liabilities. The agreements in this subsection shall survive repayment of the Triple-A One Note and all other amounts payable hereunder.

                      10.6. Successors and Assigns; Participations.

               (a) This Triple-A One Credit Agreement shall be binding upon and inure to the benefit of Finco, Triple-A One, the Program Manager, the Surety Provider (as a third party beneficiary) and the Collateral Agent and all future holders of the Triple-A One Note and their respective successors and assigns, except that Finco may not assign or transfer any of its rights or obligations under this Triple-A One Credit Agreement and Triple-A One may not assign or transfer any of its rights or obligations under this Triple-A One Credit Agreement without the prior consent of Finco, which consent shall not unreasonably be withheld.

               (b) Triple-A One may, in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Triple-A One Loan owing to it, the Triple-A One Note, the Triple-A One Commitment or any other interest of Triple-A One hereunder and under the other Operative Documents. In the event of any such sale by Triple-A One of participating interests to a Participant, Triple-A One's obligations under this Triple-A One Credit Agreement to the other parties hereto shall remain unchanged, Triple-A One shall remain solely responsible for the performance thereof, Triple-A One shall remain the holder of the Triple-A One Note for all purposes under this Triple-A One Credit Agreement and the other Operative Documents, and Finco shall continue to deal solely and directly with Triple-A One in connection with Triple-A One's rights and obligations under this Triple-A One Credit Agreement and the other Operative Documents. Finco agrees that if amounts outstanding under this Triple-A One Credit Agreement and the Triple-A One Note are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of the Wind-Down Date, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Triple-A One Credit Agreement and the Triple-A One Note to the same extent as if the amount of its participating interest were owing directly to it under this Triple-A One Credit Agreement or the Triple-A One Note. Finco also agrees that each Participant shall be entitled to the benefits of subsection 2.9 and 10.5 with respect to its participation in the Triple-A One Commitment and the Triple-A One Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than Triple-A One would have been entitled to receive in respect of the amount of the participation transferred by Triple-A One to such Participant had no such transfer occurred.

               (c) Subject to the terms and conditions of Section 10.17, Finco authorizes Triple-A One to disclose to any Participant and any prospective Participant any and all financial information in its possession concerning the Seller, Finco and their Affiliates which has been delivered to it by or on behalf of such Person pursuant to this Triple-A One Credit Agreement or which has been delivered to it by or on behalf of such Person in connection with its credit evaluation of the Seller, Finco and their Affiliates prior to becoming a party to this Triple-A One Credit Agreement. Each Participant shall agree in writing that it shall be bound by the provisions applicable to the Program Manager set forth in Section 10.17.

               (d) If, pursuant to this subsection 10.6, any interest in this Triple-A One Credit Agreement or the Triple-A One Note is transferred or assigned to any Participant or assignee which is organized under the laws of any jurisdiction other than the United States or any state thereof or the District of Columbia, Triple-A One shall cause such Participant or assignee, as a condition to the effectiveness of such transfer, (i) to represent to Triple-A One and Finco that under applicable law and treaties then in effect no taxes will be required to be withheld by Finco or Triple-A One with respect to any payments to be made to such Participant or assignee in respect of the Triple-A One Loans, (ii) to furnish to Finco and Triple-A One two copies of either IRS Form W-8ECI (or any successor form) or IRS Form W-8BEN (or any successor form) (wherein such Participant or assignee claims entitlement to complete exemption from United States federal withholding tax on all interest payments hereunder) and IRS Form W-9 (or any successor form) (wherein such Participant or assignee claims an exemption from United States backup withholding tax) and (iii) to agree (for the benefit of Triple-A One and Finco) timely to provide Triple-A One and Finco two copies of a new IRS Form W-8ECI (or any successor form) or IRS Form W-8BEN (or any successor form) and a new IRS Form W-9 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with and if permitted under applicable United States laws and regulations then in effect duly executed and completed by such Participant or assignee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption, unless, in any such case, an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date hereof and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Participant or assignee from duly completing and delivering any such form with respect to it, and such Participant or assignee so advises Finco and Triple-A One. Each such Participant or assignee so organized shall certify (i) in the case of an IRS Form W-8ECI or Form W-8BEN, that it is entitled to receive payments under this Agreement and the Triple-A One Note without deduction or withholding of any United States federal income taxes and
        (ii) in the case of an IRS Form W-9, that it is entitled to an exemption from United States backup withholding tax.

               (e) Triple-A One shall not grant to any Participant the right to consent to any amendment or waiver entered into in accordance with subsection 10.1 except for any such amendment or waiver which would increase the Triple-A One Commitment, or reduce the amount or extend the due date of any principal of or interest on the Triple-A One Note.

                      10.7. Termination. This Triple-A One Credit Agreement shall terminate following the Commitment Termination Date upon payment in full of all outstanding obligations, including, without limitation, principal, interest and other amounts due hereunder and under the Operative Documents which are payable on such date.

                      10.8. Counterparts. This Triple-A One Credit Agreement may be executed by one or more of the parties to this Triple-A One Credit Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                      10.9. Severability. Any provision of this Triple-A One Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                      10.10. Integration. This Triple-A One Credit Agreement represents the agreement of Finco, Triple-A One, the Program Manager and the Collateral Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by Triple-A One, the Program Manager or the Collateral Agent relative to the subject matter hereof not expressly set forth or referred to herein or in the other Operative Documents.

                      10.11. GOVERNING LAW. THIS TRIPLE-A ONE CREDIT AGREEMENT AND THE TRIPLE-A ONE NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS TRIPLE-A ONE CREDIT AGREEMENT AND THE TRIPLE-A ONE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                      10.12. SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

               (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS TRIPLE-A ONE CREDIT AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN

        DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

               (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

               (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SUBSECTION 10.2 OR AT SUCH OTHER ADDRESS OF WHICH ALL OF THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

               (d) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

                      10.13. Acknowledgments. Finco hereby acknowledges that:

               (a) it has been advised by counsel in the negotiation, execution and delivery of this Triple-A One Credit Agreement, the Triple-A One Note and the other Operative Documents;

               (b) neither Triple-A One, the Surety Provider, the Program Manager nor the Collateral Agent has any fiduciary relationship to Finco, and the relationship between Triple-A One and Finco is solely that of debtor and creditor;

               (c) no joint venture exists between Finco and Triple-A One; and

               (d) the Triple-A One Note will be pledged to the Bank Collateral Agent pursuant to the Note Pledge Agreement.

                      10.14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS TRIPLE-A ONE CREDIT AGREEMENT OR THE TRIPLE-A ONE NOTE OR ANY OTHER OPERATIVE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                      10.15. No Bankruptcy Petition Against Triple-A One. Each of the parties hereto covenants and agrees that it will not institute against, or join with or knowingly cooperate or encourage any other Person in instituting against, Triple-A One any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. Each of the parties hereto covenants and agrees that it will not institute against, or join with or knowingly cooperate or encourage any other Person in instituting against, Finco any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This Section 10.15 shall survive the termination of this Agreement and the Program.

                      10.16. Triple-A One's Credit Decision. Triple-A One acknowledges that it has, independently and without reliance upon the Program Manager, the Surety Provider or any of their Affiliates and based on the financial statements referred to in Section 3.1(a) hereof and Section 4.1(e) of the Sale Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Triple-A One Credit Agreement and, subject to the conditions set forth in this Triple-A One Credit Agreement, to make Triple-A One Loans hereunder. Triple-A One also acknowledges that it will, independently and without reliance upon the Program Manager, the Surety Provider or any of their Affiliates and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Triple-A One Credit Agreement.

                      10.17 Confidentiality.

               (a) Finco shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of the Operative Documents and all other confidential proprietary information with respect to Triple-A One, the Program Manager and the Surety Provider and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Operative Documents, except for information that has become publicly available or information disclosed (x) to legal counsel, accountants and other professional advisors to Finco and its Affiliates, (y) as required by law, regulation, subpoena or other legal process or (z) in connection with any legal or regulatory proceeding to which Finco or any of its Affiliates is subject. Finco hereby consents to the disclosure of any non-public information with respect to it received by Triple-A One, the Program Manager and the Surety Provider (or any of their respective Affiliates) to (i) any of Triple-A One, the Program Manager and the Surety Provider (or any of their respective Affiliates), (ii) any nationally recognized rating agency providing a rating or proposing to provide a rating to Triple-A One's Commercial Paper, (iii) any provider of Triple-A One's program-wide liquidity or credit support facilities,
        (iv) any potential Bank or (v) any participant or potential participant (which Person, in the case of clauses (iii) - (v), agrees in writing to be bound by the confidentiality provisions of this Section 10.17).

               (b) Notwithstanding the foregoing, each of the Surety Provider, Triple-A One and the Program Manager shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of the Operative Documents and all other confidential proprietary information with respect to Finco and its Affiliates and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Operative Documents, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants, reinsurers and other professional advisors to the Surety Provider, Triple-A One and the Program Manager and their Affiliates, (ii) as required by law, regulation, subpoena or other legal process, or at the express direction of any other agency of any state or any other jurisdiction in which it conducts business or (iii) at the request of any regulatory authority, in connection with an examination by any regulatory authority or in connection with any legal or regulatory proceeding to which the Surety Provider, Triple-A One and the Program Manager or any of their Affiliates is subject.

               (c) The foregoing confidentiality provisions shall survive the termination of this Agreement and the Program.

               (d) Each of the parties hereto agrees and acknowledges the termination as of the date hereof of the Confidentiality Agreement, dated as of September 4, 1994, among Triple-A One, CapMAC, CapMAC Financial Services, Inc., the Bank Agent, the Seller and Finco, as the same may have been amended, supplemented or otherwise modified from time to time.

        IN WITNESS WHEREOF, the parties hereto have caused this Triple-A One Credit Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                        ONYX ACCEPTANCE FINANCIAL
                                        CORPORATION


                                        By:_________________________________
                                        Name:
                                        Title:


                                        TRIPLE-A ONE FUNDING CORPORATION
                                        By: MBIA Insurance Corporation,
                                              its attorney in fact


                                        By:_________________________________
                                        Name:
                                        Title:


                                        CAPMAC FINANCIAL SERVICES, INC.,
                                        as Program Manager


                                        By:_________________________________
                                        Name:
                                        Title:


                                        CAPITAL MARKETS ASSURANCE
                                        CORPORATION,
                                        as Collateral Agent


                                        By:_________________________________
                                        Name:
                                        Title:

AGREED TO AND ACKNOWLEDGED:


ONYX ACCEPTANCE CORPORATION,
as Seller and holder of the Subordinated Note


By: __________________________________
Name:
Title:

                                    EXHIBIT A


                               [DEFINITIONS LIST]










                                    See TAB 1

                                    EXHIBIT B

                           [FORM OF TRIPLE-A ONE NOTE]


$[         ]                                                  New York, New York


               FOR VALUE RECEIVED, the undersigned, Onyx Acceptance Financial Corporation, a Delaware corporation ("Finco"), promises to pay to the order of Triple-A One Funding Corporation ("Triple A One"), on the date specified in
Section 2.2 of the Triple-A One Credit Agreement hereinafter referred to, at the office of Triple-A One at c/o MBIA Insurance Corporation, as administrative agent, 113 King Street, Armonk, New York 10504, in lawful money of the United States of America and in immediately available funds, the principal amount of [ ] $[ ], or, if less, the aggregate unpaid principal amount of all Triple-A One Loans made by Triple-A One to Finco pursuant to the Triple-A One Credit Agreement, and to pay interest at such office, in like money, from the date hereof on the unpaid principal amount of such Triple-A One Loans from time to time outstanding at the rates and on the dates specified in Section 2.5 of the Triple-A One Credit Agreement.

               Triple-A One is authorized to record, on the schedule annexed hereto and made a part hereof or on other appropriate records of Triple-A One, the date and amount of each Triple-A One Loan made by Triple-A One, each continuation thereof, the interest rate from time to time on each Triple-A One Loan and the date and amount of each payment or prepayment of principal thereof. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure of Triple-A One to make any such recordation (or any error in such recordation) shall not affect the obligations of Finco hereunder or under the Triple-A One Credit Agreement in respect of the Triple-A One Loans.

               This Triple-A One Note is the Triple-A One Note referred to in the Triple-A One Credit Agreement dated as of September 4, 1998, (as amended, supplemented or otherwise modified and in effect from time to time, the "Triple-A One Credit Agreement") among Finco, Triple-A One, CapMAC Financial Services, Inc., as Program Manager and CapMAC, as Collateral Agent, and is entitled to the benefits thereof. Capitalized terms used herein without definition have the meanings assigned to them in the Triple-A One Credit Agreement.

               This Triple-A One Note is subject to optional and mandatory prepayment as provided in the Triple-A One Credit Agreement.

               Upon the occurrence of the Wind-Down Date, Triple-A One shall have all of the remedies specified in the Triple-A One Credit Agreement. Finco hereby waives presentment, demand, protest and all notices of any kind.

               THIS TRIPLE-A ONE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                        ONYX ACCEPTANCE FINANCIAL
                                        CORPORATION


                                        By ____________________________________
                                           Name:
                                           Title:

                                  Schedule 1 to
                                TRIPLE-A ONE NOTE


                   Principal         Interest on       Prepayment
                   of Triple-A       Triple-A          of Triple-A
Date               One Loans         One Loans         One Loans         Notation By
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------
------------       ------------      ------------      ------------      ------------


DATED:

                                    EXHIBIT C


                               NOTICE OF BORROWING


        Onyx Acceptance Financial Corporation hereby requests that Triple-A One Funding Corporation make a Triple-A One Loan to it on [insert Triple-A One Borrowing Date] in the amount of [amount of Triple-A One Loan requested] by crediting the Collection Account by 3:00 p.m. (New York City time) on [insert Triple-A One Borrowing Date] (capitalized terms used herein have the meaning assigned to them in the Second Amended and Restated Triple-A One Credit Agreement dated as of November 30, 2001, as amended, modified or supplemented from time to time). Onyx Acceptance Financial Corporation hereby certifies as of the date hereof that the representations and warranties made in Section 3 of the Triple-A One Credit Agreement are true and correct on and as of the Triple-A One Borrowing Date for such Triple-A One Loan, both before and after giving effect to such Triple-A One Loan.



        _____________________________________


        BY: [RESPONSIBLE OFFICER OF FINCO]

        TITLE:




        Dated: ____________________

                                    EXHIBIT D


                        [TRIPLE-A ONE SECURITY AGREEMENT]









                                    See TAB 4

                                    EXHIBIT E


                      [FORM OF FINCO OFFICER'S CERTIFICATE]


        The undersigned [President] [Chief Financial Officer] [Chief Executive Officer] [Executive Vice President] of Onyx Acceptance Financial Corporation ("Finco") hereby certifies that as such he is authorized to execute and deliver this certificate on behalf of Finco in connection with the Second Amended and Restated Triple-A One Credit Agreement dated as of November 30, 2001 (as amended, supplemented or otherwise modified, the "Triple-A One Credit Agreement") among Finco, CapMAC Financial Services, Inc. and Capital Markets Assurance Corporation (all capitalized terms used herein without definition having the respective meanings specified in the Definitions List attached to the Triple-A One Credit Agreement), and further certify as follows:

        Finco shall apply the proceeds of the Triple-A One Loan which are being disbursed to Finco on the date hereof (the "Loan Proceeds") solely for the purpose of purchasing from the Seller, pursuant to the Sale Agreement, those Contracts set forth on the Contracts List delivered to the Program Manager and Triple-A One on the date hereof and such Loan Proceeds shall be applied [on the date hereof].

        IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of ____________ .



                                        By:____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT F


                          [Form of Lock-Box Agreement]

                                    EXHIBIT G


                                   [RESERVED]

                                    EXHIBIT H


             [FORM OF INTEREST RATE HEDGE ASSIGNMENT ACKNOWLEDGMENT]


                                                         [Date]




[Name of Hedge Counterparty]
[Address of Hedge Counterparty]
Attention:_________________


               Re: ISDA Master Agreement and Schedule, dated as of ___________, ____ (as amended, the "Hedge Agreement"), between [Name of Hedge Counterparty] (the "Counterparty") and Onyx Acceptance Financial Corporation ("Company")


Ladies and Gentlemen:


               Company hereby notifies you that Company has assigned to Capital Markets Assurance Corporation, as Collateral Agent (the "Collateral Agent"), under the Financing Agreement identified below, all of its right, title and interest in and to any interest rate hedge (each, a "Hedge") entered into pursuant to the Hedge Agreement, including, without limitation, (i) all rights of Company to receive moneys due and to become due under or pursuant to the Hedges, (ii) claims of Company for damages arising out of or for breach of or default under the Hedges, (iii) the right of Company to terminate the Hedges or the Hedge Agreement, and to compel performance and otherwise exercise all remedies thereunder, and (iv) all proceeds of any and all of the foregoing (the assignment of all right, title and interest of Company in and to the Hedges and the Hedge Agreement being referred to as the "Assigned Rights").

               As used herein, "Financing Agreement" shall mean that certain Second Amended and Restated Triple-A One Credit Agreement, dated as of November 30, 2001, by and among Onyx Acceptance Financial Corporation, Triple-A One Funding Corporation, ("Triple-A One"), Capital Markets Assurance Corporation, as Collateral Agent and CapMAC Financial Services, Inc., as Program Manager, as the same may from time to time be amended, supplemented or otherwise modified and in effect. Capitalized terms used but not defined herein shall have the meanings set forth in the Financing Agreement.

               The Counterparty hereby agrees that, until the Counterparty receives written notice from the Collateral Agent to the contrary, the Counterparty shall make all payments under the Hedge Agreement and the Hedges to the Company. Upon the Counterparty's receipt of written notice from the Collateral Agent, (i) the Counterparty will cease to make any such payments to the Company, and shall make all such payments only to the Collateral Agent or as the Collateral Agent may from time to time direct, and (ii) the Collateral Agent shall be entitled to exercise any and all rights and remedies of Company under the Hedge Agreement and the Hedges to receive such payments in accordance with the terms hereof.

               All payments to be made under the Hedge Agreement and the Hedges by the Counterparty shall be made by the Counterparty irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off (other than netting for payments owing by Company thereunder in accordance with the terms of the Hedge Agreement and the Hedges) and shall be final, and the Counterparty will not seek to recover from the Collateral Agent or any Person for any reason any such payment once made.

               Notwithstanding the foregoing, (a) Company shall remain liable under the Hedge Agreement and each Hedge to perform all of its duties and obligations thereunder to the same extent as if this Acknowledgment had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release Company from any of its duties or obligations under the Hedge Agreement or any Hedge, and (c) neither the Collateral Agent nor Triple-A One shall have any obligation or liability under the Hedge Agreement or any Hedge by reason of this Acknowledgment, nor shall any of them be obligated to perform any of the obligations or duties of Company thereunder or to take any action to collect or enforce any claim for payment thereunder.

               Company shall not, without the prior written consent of the Collateral Agent and the Surety Provider (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Assigned Rights, or create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Assigned Rights, except for the assignment acknowledged hereby; (ii) cancel or terminate the Hedge Agreement or any Hedge or consent to or accept any cancellation or termination thereof; (iii) amend or otherwise modify the Hedge Agreement or any Hedge or give any consent, waiver or approval thereunder; (iv) waive any default under or breach of the Hedge Agreement or any Hedge; or (v) take any other action in connection with the Hedge Agreement or any Hedge which would impair the value of the interest or rights of Company thereunder or which would impair the interests or rights of the Collateral Agent for the benefit of the holders of the Obligations.

               No amendment or waiver of any provision hereof, and no consent to any departure by Company herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, Company, the Surety Provider and the Counterparty, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               This letter agreement may be executed in counterparts, each of which when executed by the parties hereto shall be deemed an original and all of which together shall be deemed the same instrument.

               This letter agreement shall be binding upon Company and the Counterparty and their respective successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and Triple-A One, and their respective successors, transferees and assigns. This letter agreement shall be governed by and construed in accordance with the law (including Section 5-1401 of the General Obligations Laws of New York but otherwise without regard to conflicts of law provisions) of the State of New York.

                                        Very truly yours,


                                        ONYX ACCEPTANCE FINANCIAL
                                          CORPORATION


                                        By: ________________________________
                                            Name:
                                            Title:

Agreed:


[NAME OF HEDGE COUNTERPARTY]


By: ____________________________
    Name:
    Title: